1099 18  Street, Suite 2300 Denver, Colorado 80202 303.312.8155, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Jennifer Martin jmartin@billbarrettcorp.com
A Premier Rocky Mountain E&P Company A Premier Rocky Mountain E&P Company
June 2008
Piceance Basin, Colorado
Wachovia Basin Teach-In
Piceance Basin – Development
Paradox Basin – Exploration
Exhibit 99.1
th

2 Premier Rockies E&P Company Fred Barrett Chairman and Chief Executive Officer

Visible Development Growth
Visible Development Growth
Powder River
Basin
Piceance
Basin
Wind River Basin
West Tavaputs
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Gibson Gulch
Lower Risk, Repeatable,
High Quality ROR Inventory
•
95%+ natural gas
•
97% operated – increases
control
•
94% average working interest –
concentrates staff resources
•
Visibility for 20+% CAGR in
production going forward
•
400-500 wells/year with existing
inventory going forward
Uinta Basin
558
Bcfe
Proved
558
Bcfe
Proved
2.7 Tcfe*
3P Resources
2.7 Tcfe*
3P Resources
2.0 Tcfe
Development
Projects
2.0 Tcfe
Development
Projects
*as of May 2008
0.1
Tcfe
0.1
Tcfe

Strong Resource Base
to Generate Reserve Growth
Strong Resource Base
to Generate Reserve Growth
* as of May 2008
558 Bcfe
Proved
558 Bcfe
Proved
2.7 Tcfe*
3P Resources
2.7 Tcfe*
3P Resources
1.6 Tcfe
Increased
Density
1.6 Tcfe
Increased
Density
0.5 Tcfe
Other
Probable
& Possible
0.5 Tcfe
Other
Probable
& Possible
2.7 Tcfe*
3P Resources
2.7 Tcfe*
3P Resources
8-10 Tcfe
Unrisked
Potential
8-10 Tcfe
Unrisked
Potential

Capital Expenditures
Capital Expenditures
Exploration
10%  +/-
Exploration
10%  +/-
Development
80%
Development
80%
Delineation1
0%  +/-
Delineation1
0%  +/-
Piceance
40%
Piceance
40%
Uinta
33%
Uinta
33%
WRB 5%
Exploration
& Other 15%
PRB 7%
2005 2006 2007 2008E
$347
$347
$385
$385
$49
$444
$444
$575-
600
$575-
600
2008 CAPEX
$575 – $600 million est.
F&D
($/Mcfe)
$3.67
$3.67
$2.80
$2.80
$1.83
$1.83
2005 2006 2007
CH4 acquisition (PRB), net of subsequent divestiture and non-cash deferred tax liability
Base Capex
Capex
(Millions)
2008 CAPEX
$575 – $600 million est.

Vernal
Glenwood
Springs
Grand
Junction
Price
San   Rafael
Uplift
U T A H
U T A H C O L O R A D O C O L O R A D O
Uinta Mtns
Uinta and Piceance Basins
Uinta and Piceance Basins
UTAH
COLORADO
Uinta
Basin
Piceance
Basin
Barrett Acreage
Gas Producing Area
Oil Producing Area
W. Tavaputs
Development
Altamont/
Bluebell
Monument Butte
Natural
Buttes
San
Arroyo
Grand Valley,
Parachute,
Rulison,
Mamm Creek
Silt
Gibson Gulch
Development
Hook Shale Gas
Exploration
Blacktail Ridge –
Lake Canyon
Delineation
Piceance
Creek
White River
Dome

Uinta and Piceance Basins
Uinta and Piceance Basins
UTAH
COLORADO
Uinta
Basin
Piceance
Basin
Wasatch
Green River
Wasatch
Castlegate
Price River
Williams Fork
Cameo Coals
Blackhawk
Sego Sandstone
Upper Cozzette
Lower Cozzette
Upper Corcoran
Lower Corcoran
West
Tavaputs
Mamm
Creek
Rulison
Parachute
Grand
Valley
Mancos Shale
Note: Diagrammatic only

Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
•
Proved reserves: 238 Bcfe (shallow and deep) (12/07)
•
Net production 76 MMcfe/d (shallow and deep) (04/08)
•
40,600 net acres; 28,600 net undeveloped acres (12/07)
•
94% working interest
•
1 Rig winter; 3 Rigs post winter stips (shallow)
•
EIS in process, record of decision expected 2H ‘08
•
3P resources 1.4 Tcfe, low risk (shallow &
deep)
•
750 – 800 drilling locations
•
Deep: 6 producing wells
•
Upside: Expansion of deep & Mancos shale
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde;   Deep – Navajo, Entrada, Dakota – Utah
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde;   Deep – Navajo, Entrada, Dakota – Utah
UT
Uinta
Basin
Scale:
640 ac
= 1 Mile
Questar interconnect
CURRENT STATUS PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline

9 Piceance Basin Piceance Basin Hollis Bairrington, Asset Manager Steve Cumella, Sr. Geologist

Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Silt
3-Component
3-D Seismic
CO
Piceance
Basin
BBC acreage
BBC operated gas well
BBC non-operated gas well
Non-operated gas well
10 acre pilots

Overview/History
Piceance Basin, Colorado
Overview/History
Piceance Basin, Colorado
Piceance acreage purchased from Calpine in 2004
Initial production – 8.5 MMcfe/d gross
16,200 net acres (primarily undeveloped)
$140,000,000 purchase price ($8,642 per acre)
Acquisitions in the area by competitors @ up to $50,000 per acre
BBC’s acquisition evaluation of Calpine’s position was based on
0.7 - 0.8 BCF per well EUR’s
Drill costs less than $1.2 MM per well
Costs to drill initially averaged +$2 MM per well
EUR’s initially averaged less than 0.5 BCF/Well
Results were less than expected through the 1st half of 2005
Dramatic turn around in results in late 2005 with change in frac formula and perf strategy

Data Collection
Piceance Basin, Colorado
Data Collection
Piceance Basin, Colorado
Production Logging Program initiated immediately
Shows intervals contributing and rate of contribution
Approximately 50 logs ran to date (15% of all wells drilled)
Formation Imaging Logs were ran at several locations in 2005
Indicates fracturing and gas seeps
CHDT (Cased Hole Pressure Data) program initiated immediately
Data collected strategically across the field in heavily produced areas
Greatly contributes to ability to predict interval depletion
Enabled us to identify depletion from open-hole logs
Determined that very few sands were depleted even in most highly developed areas
Micro-Seismic data was collected in 2007 on an 11-well pad
Great tool for determining extent of fracture stimulation
Confirmed elliptical drainage orientation
Excellent data to confirm viability of 10-acre density

Overview of Piceance geology
Why does 10-acre density work in the Piceance?
Discontinuous fluvial sandstones
Highly elliptical drainage
Strong BBC well performance due in part to
unconventional pay picking
Outline for Geologic Presentation
Outline for Geologic Presentation

14 Garfield County Gas Production Garfield County Gas Production 0 200000 400000 600000 800000 1000000 1200000 1999 2000 2001 2002 2003 2004 2005 2006 2007 Year

T10S-R95W
T3N-R89W
Piceance
Basin
Colorado
Structure
Contours Top
Rollins
(Johnson, 1989)
Isopach Williams
Fork Continuous
Gas  Shows
(Yurewicz, 2005)
3500
3000
2500
2000
1500
1000
500
0
Huge Basin-Centered Gas Resource
Grand
Valley
Parachute
Rulison
Mamm
Creek

840,000 acres inside 1,500 ft Williams Fork
continuous gas column isopach
84,000 10-acre locations, 42,000 20-acre locations
Potential Productive Area
Piceance Basin, Colorado
Potential Productive Area
Piceance Basin, Colorado

Mesaverde Stratigraphic Cross Section along I-70 Corridor Fields

Structural Cross Section along I-70 Corridor Fields Piceance Basin, Colorado

High well densities are required to produce a
reasonable amount of the gas in place due to very
low permeabilities, discontinuous sandstones, and
anisotropic drainage.
There is good evidence from Grand Valley, Parachute,
Rulison and Mamm Creek fields that 10-acre density
is the optimum well density.
Optimum Well Density
Piceance Basin, Colorado
Optimum Well Density
Piceance Basin, Colorado

Mesaverde Outcrop West Side Piceance Basin near Grand Junction Rollins Rollins Discontinuous Williams Fork Sandstone Lenses Discontinuous Williams Fork Sandstone Lenses

21 6/17/2008 2:05 AM

Cross Section of Coal Canyon Sand Bodies

Mamm Creek Williams Fork Stratigraphic Cross Section - 10 Acre Density

Highly Elliptical Drainage Due to Nearly Parallel Natural and Hydraulic Fractures Drilling Induced Natural 24

1,000 ft 24D 24C 24B 14D 13B 13A 14C View angle for view parallel to Sh max Microseismic Shows Stimulated Area Approximates 10-Acre Ellipse with 6:1 Length/Width Ratio

• Perf picking
• Frac interval staging
• Perfing (getting into formation, open perfs calculations)
• Type of sand (e.g., 20-40 vs 30-50, Ottawa vs Brady)
• Type of fluid (slickwater), additives (e.g., surfactants)
• Sand concentration (e.g., 1 ppg vs 0.5 ppg)
• Pump rate
• Flow back (the sooner the better)
Important Factors in Piceance Fracing
Important Factors in Piceance Fracing

First Months Production-Recent 0.5 PPG Fraced Wells 20-Acre Density BBC Wells Competitor Wells

Image Logs Show Gas Seeping from Thin, Tight Zones That Are Not Usually Considered Pay

Production Logs Show Good Production from Thin, Tight Pay

Frac Phase History
Frac Phase History
Phase 1:
First wells completed by BBC in early 2005
Perforations are clustered in most obvious pay zones, while ignoring thin bedded conventional pay zones
A variety of frac fluids were used including 10# and 15# linear gels (which are now believed to be damaging) pumped at lower rates
Perforations were not typically broken down prior the main frac treatment
Phase 2:
Completions post June/July 2005
Higher volume using slickwater frac fluids with 1 ppg sand concentrations
Breakdown acid jobs prior to frac
More aggressive thin bed perforating
Phase 3:
Completions post Oct/Nov 2005
Even more aggressive thin bed and unconventional pay perforating (e.g., tight sands above or below coal seams, apparent low porosity shaley/carbonate-cemented sands that have shown to be gas productive on production logs)
1 ppg sand concentrations
Higher quality perf guns to assure that all perforations are open without the need for ball out acid breakdown jobs.
Phase 4
Completions post 12/05
The perforating strategy of Phase 3 but with the larger 0.5 ppg jobs (same sand volume, twice the water)
The first 0.5 ppg jobs were done in 12/05 and experiments continued until July 2006
These experiments compared 0.5 and 1.0 ppg completions on the same pad
The 0.5 ppg completions were superior to the 1.0 ppg completions
0.5 ppg completions became standard Sept 2006

31 Water Handling Water Handling Gross Water Costs $6.00 $4.00 $2.00 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Month

Typical Well Production Profile
Typical Well Production Profile
0.0
0.5
1.0
1.5
2.0
2.5
0 10 20 30 40 50 60
Months
Piceance Basin, Colorado
Piceance Basin, Colorado
• IP-Instantaneous: 2300 Mcf/d
• IP-30 day: 1800 Mcf/d
• Spacing: 10-acre & 20-acre
• Well Depth avg:7,400’

$  6.75¹
0.90
$  7.65
(0.97)
(0.43)
$ 6.25
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
Bcfe
1.3
81%
1.00+
$  0.8
1.05
$1.85
$ 1.85
$mm
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
43%
$  4.20
ILLUSTRATIVE ECONOMICS²
Typical Well Price Sensitivity
0%
20%
40%
60%
80%
100%
120%
$4.20 $6.20 $8.20 $10.20
CIG Price - $/Mmbtu
1
As of May 9, 2008, Rockies strip price through 2010 averages $8.15/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
$8.15
Production wells on Specialty site

0
25
50
75
100
125
150
175
PRODUCTION
80 Wells 68 Wells 100 Wells 125 Wells ~110 Wells
Wells Drilled
~110 Wells
2005 2006 2007 2008 2009 2010
Piceance Basin – Gibson Gulch
Piceance Basin – Gibson Gulch
Production
shut in due to
low Rockies
prices

Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Silt
3-Component
3-D Seismic
CO
Piceance
Basin
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 869 Bcfe
•
900-960 drilling locations (10-acre density)
•
Developing on 10-acre density
•
Plan to drill 100+ wells/year
•
Proved reserves:  212 Bcfe (12/07)
•
Net production:  88 MMcfe/d   (04/08)
•
16,200 net acres; 12,400 net undeveloped
acres (12/07)
•
97% working interest
•
Four rigs operating
BBC acreage
BBC operated gas well
BBC non-operated gas well
Non-operated gas well
10 acre pilots

36 Regulatory Regulatory Duane Zavadil VP Government Affairs & Regulatory

Colorado Oil and Gas Conservation Commission (COGCC) Rulemaking
Driven by HB 1341/1298
November 2007 Strawman
Two Months of “Workgroup” meetings
March 31, 2008 Draft Rules
12 Days of Hearings June 10 to July 18, 2008
Adopt August 12, 2008
Effective November 2008
Major BBC Issues & Timing Limitations and Excessive Process
Consultation for Winter Waivers Initiated
Ballot Initiative 113
Eliminate Ad Valorem Credit
Reduces Stripper Exception Threshold
Flattens Severance Rate Around 5%
Net 153 percent Increase in Tax Burden
Currently Gathering Signatures
On November Ballot
Strong Industry Response
Colorado Regulatory/Legislative Issues
Colorado Regulatory/Legislative Issues

38 Paradox Basin Peter Moreland Sr. Geologist

Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
UT
CO
Paradox
Basin
•
Expansive project area
•
Shallow depths: 5,500’ – 7,500’ TDs
•
Estimated Gothic shale thickness: 80’ – 150’
•
Encouraging gas contents and shale composition
•
Additional shale gas potential in Green Jacket
(Hovenweep)
PROGRAM POTENTIAL
•
55 - 100% working interest (operated)
•
183,000 net undeveloped acres (12/07)
•
Potential pay zones: Hovenweep and Gothic Shale
•
3 exploratory science wells drilled in late 2006/2007:
regional placement, varying frac technologies –
testing
•
Shooting 3-D to high-grade location for horizontal test
•
Drilling horizontal test
CURRENT STATUS
UT CO
Gothic shale
1,850 sq mi
Hovenweep
shale
1,300 sq mi
Regional Play Concept Map
Ismay (BBC)
Lower Ismay (BBC)
Gothic (BBC)
Desert Creek (BBC)
Chimney Rock (BBC)
Hovenweep (BBC)

Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
10 – 25 Miles
Core sample
To quantify presence of gas
Well #1
250 - 600 Mcfd
Well #3
50 - 100 Mcfd
Well #2
To be plugged
(casing design/stimulation)
2008 Program

41 Koskie – Brumley Draw #3H-27-38-16 Paradox Basin – Utah Koskie – Brumley Draw #3H-27-38-16 Paradox Basin – Utah KB 7133 ft. Ground Elevation 7118 ft.

Salt Flank Production
CUM: 80 Bcf
Currently: 44 MMcfe/d
Pine Ridge
Salt Flank Play
21 sq mi 3-D in Fall 2005
Offset to key well with
250’ of gas shows
200 Bcf upside
(drilling 3Q 08)
New Salt Flank
Production
Andy’s Mesa
Double Eagle
Pine Ridge Prospect
Paradox Basin
Pine Ridge Prospect
Paradox Basin
Scale: 640 ac = 1 Mile
(with 40 ac grid)
UTAH
COLORADO
Paradox
Basin
Barrett Acreage
Barrett Prospect
Gas Well
Oil Well
Salt Anticlines
Pipeline

•
Net undeveloped acres: 30,000 (12/07)
Well defined acreage targets
•
Pine Ridge 21 sq. mi. 3-D acquired;
encouraged by 3-D interpretation
•
Pine Ridge exploratory test in 2008
Typical well
(~30 days to drill to 10,000’)
Salt Flank Prospect
Paradox Basin, Utah
Salt Flank Prospect
Paradox Basin, Utah
½ mile Fairway
•
Key show wells present
•
6 prospects assembled, building others
•
Multi-pay zones
•
8,000’ – 10,000’ TDs
•
Similar to Andy’s Mesa (~100+ Bcf)
and Double Eagle (~60+ Bcf) fields
PROGRAM POTENTIAL CURRENT STATUS
UT CO
Paradox
Basin

44 Summary Summary • Positive Trends • BBC Advantages • Upside • Q&A